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                                                               Exhibit 10.30

                             REIMBURSEMENT AGREEMENT

         This REIMBURSEMENT AGREEMENT is made as of May 18, 2000, by and between Transkaryotic Therapies, Inc., a Delaware corporation (the "Company") and William H. Pursley (the "Borrower").

         WHEREAS, the Borrower has been instructed to post a $450,000 bond (the "Bond") due to the appeal of a district court ruling of an arrearage owed by the Borrower; and

         WHEREAS, to secure the Bond, the Borrower has requested that the Company provide the security and collateral for an irrevocable letter of credit, substantially in the form of EXHIBIT A hereto (the "Letter of Credit"), in an amount not to exceed $450,000;

         NOW THEREFORE, in consideration of the agreements herein, the parties hereto agree as follows:

         In order to induce the Company to secure and collateralize the Letter of Credit, the Borrower hereby agrees upon demand by the Company, to reimburse or pay to the Company with respect to the Letter of Credit issued, extended or renewed by the Company hereunder, (a) (i) any amount paid by the Company under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Company in connection with any payment made by the Company under, or with respect to, such Letter of Credit and (b) interest on the unpaid balance of any amounts paid by the Company under or with respect to the such Letter of Credit from the date on which such payment was made (the "Inception Date"). The interest rate applicable during each calendar year or portion thereof from and after the Inception Date shall be the rate equal to one per cent (1%) per annum above the average yield in per cent per annum prevailing in the secondary market for one-year United States Treasury Bills as of the last day in such calendar year on which such market is open, as reported in Federal Reserve Statistical Release H-15. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. All payments made by the Borrower shall be in immediately available funds.

         If any demand for payment shall be made under the Letter of Credit, the Company shall promptly notify the Borrower of the date and amount of the demand for payment and of the date and time when it expects to honor such demand for payment. The responsibility of the Company to the Borrower shall be only to determine that the documents delivered under the Letter of

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Credit in connection with such presentment shall be in conformity in all material respects with the requirements of such Letter of Credit.

         To the extent permitted by applicable law, any sums credited by or due from the Company to the Borrower, including, but not limited to, wages, bonuses and other amounts payable to the Borrower by the Company during or after the termination of the Borrower's employment by the Company, may at any time be applied to or offset against the Borrower's obligations hereunder.

         Should the indebtedness evidenced by this Reimbursement Agreement or any part thereof be collected by action at law, or in bankruptcy, receivership or other court proceedings, or should this Reimbursement Agreement be placed in the hands of attorneys for collection after default, the Borrower agrees to pay, upon demand by the holder hereof, in addition to principal and other sums, if any, due and payable hereon, court costs and reasonable attorneys' fees and other collection charges and expenses, unless prohibited by law.

         Every amount under this Reimbursement Agreement remaining unpaid for five (5) days following demand by the Company shall bear interest from and after the date on which such amount first became overdue at an annual rate which is two (2) percentage points above the rate specified in this Reimbursement Agreement. Such interest on overdue amounts under this Reimbursement Agreement shall be payable on demand and shall accrue and be compounded monthly until the obligation of the Borrower with respect to the payment of such interest has been discharged (whether before or after judgment).

         The Borrower and all endorsers and/or guarantors hereof (i) consent and agree to be bound by the provisions of this Reimbursement Agreement, absolutely and unconditionally, to pay the principal and interest of this Reimbursement Agreement and all other charges for which the Borrower may be or become liable hereunder as herein provided, (ii) waive trial by jury in any action on this Reimbursement Agreement, (iii) waive presentment, notice of non-payment, notice of protest, suit and all other conditions precedent in connection with the collection and enforcement of this Reimbursement Agreement, (iv) waive any right to the benefit of, or to direct the application of, any security for this Reimbursement Agreement until all indebtedness hereunder shall have been paid in full, and (v) waive the right to require the holder hereof to proceed against any other person or to pursue any other remedy before proceeding against him, and, except as otherwise required by law, waives the right to require the holder hereof to proceed against any security before proceeding against him.

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         The Borrower agrees to indemnify and hold harmless the Company and its officers, employees, affiliates, agents, and controlling persons from and against all claims, damages, liabilities and losses of every kind arising out of and in connection to this Reimbursement Agreement absent the gross negligence or willful misconduct of the Company. Any communication to be made hereunder shall
(a) be made in writing, but unless otherwise stated, may be made by telex, facsimile transmission or letter, and (b) be made or delivered to the address of the party receiving notice which is identified with its signature below (unless such party has by five (5) days written notice specified another address), and shall be deemed made or delivered, when dispatched, left at that address, or five (5) days' after being mailed, postage prepaid, to such address. This Reimbursement Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns, but the Borrower may not assign its rights or obligations hereunder. This Reimbursement Agreement may not be amended or waived except by a written instrument signed by the Borrower and the Company, and any such amendment or waiver shall be effective only for the specific purpose given. No failure or delay by the Company to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The provisions of this Reimbursement Agreement are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Reimbursement Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. This Reimbursement Agreement and any amendment hereby may be executed in several counterparts, each of which shall be an original, and all of which shall constitute one agreement. In proving this Reimbursement Agreement, it shall not be necessary to produce more than one such counterpart executed by the party to be charged. THIS REIMBURSEMENT AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE CONSTRUED IN ACCORDANCE THEREWITH AND GOVERNED THEREBY. THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF ANY OF THE REIMBURSEMENT DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN. THE BORROWER, AS AN INDUCEMENT TO THE COMPANY TO ENTER INTO THIS REIMBURSEMENT AGREEMENT, HEREBY WAIVES ITS RIGHT TO A JURY TRIAL.

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         IN WITNESS WHEREOF, the undersigned have duly executed this
Reimbursement Agreement as a sealed instrument as of the date first set forth above.





                                          TRANSKARYOTIC THERAPIES, INC.

                                          /s/ Daniel E. Geffken
                                          --------------------------------
                                          By:      Daniel E. Geffken
                                          Title:   VP, Finance & CFO
                                          Address:


                                          Fax:




                                          /s/ William H. Pursley
                                          ------------------------------
                                          William H. Pursley
                                          Address: 177 Pleasant St.
                                                   Norwell, MA 02061



                                          Fax: